EX-99.77Q1(e) - Copies of Any New or Amended Investment Advisory Contracts


Amended Annex A dated December 15, 2011 to the Management Agreement dated April 30, 1997 between Registrant, Goldman Sachs Asset Management, Goldman Sachs Fund Management L.P. and Goldman Sachs Asset Management International is incorporated herein by reference to Exhibit (d)(9) to Post-Effective Amendment 292 to the Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 23, 2011 (Accession No. 0000950123-11-103997).